SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20546

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 15, 1997
                                                  (December 11, 1997)


                           LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                    ------------------------------------
                  (Exact names of registrants as specified
                        in their respective charters)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
-----------------------------    ---------------    -------------------
State or other jurisdiction      (Commission         (I.R.S. Employer
 of incorporation)                File Number)       Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                             19355
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)


Registrants' telephone number, including area code:      (610) 648-1700

ITEM 5:    OTHER EVENTS
-------------------------

On December 11, 1997, Liberty Property Trust (the "Trust") consummated a public offering of 796,505 of its Common Shares of Beneficial Interest, par value $0.001 per share, to a single purchaser for an aggregate of $20,000,000, before deducting offering expenses. The Agreement relating to such offering is filed as Exhibit 10.1 to this Report.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS
-----------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.


    10.1 Agreement, dated December 11, 1997, by and between the Trust and SCPG Holdings Pte. Ltd.

                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  December 15, 1997       BY: /s/ JOSEPH P. DENNY
                                   -----------------------------------
                                   NAME:   Joseph P. Denny
                                   TITLE:  President


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST, AS ITS
                                     SOLE GENERAL PARTNER


Dated:  December 15, 1997       BY: /s/ JOSEPH P. DENNY
                                   ----------------------------------
                                   NAME:   Joseph P. Denny
                                   TITLE:  Presiden

EXHIBIT INDEX

   10.1 Agreement, dated December 11, 1997, by and between the Trust and SCPG Holdings Pte. Ltd.



                                                         Exhibit 10.1

                      December 11, 1997





SCPG Holdings Pte. Ltd.
c/o GSIC Realty Corporation
255 Shoreline Drive, Suite 600
Redwood City, California  94065
Attention:  Thomas Lee
Fax No. 650-802-1212


Ladies and Gentlemen:

         The purpose of this letter is to memorialize our agreement regarding your purchase of our shares. When signed and returned by you, this letter will bind both of us. References in this letter to "Liberty" are to Liberty Property Trust. References to "SCPG" are to SCPG Holdings Pte. Ltd. References to "shares" are to Liberty's common shares of beneficial interest or, if the context so implies, the common shares of beneficial interest that SCPG will buy from Liberty. References to the "Partnership" are to Liberty Property Limited Partnership and its subsidiaries. All dollar figures refer to U.S. dollars.

PURCHASE AND SALE
-----------------

         At the closing referred to later in this letter, Liberty shall sell 796,505 newly-issued shares and SCPG shall buy those shares. The total purchase price for those shares shall be $20 million. SCPG shall pay that amount by wire at the closing. The shares shall be uncertificated and shall be registered in the name of the Government of Singapore Investment Corporation "REV" Account.

LIQUIDITY
---------

           The shares shall be registered under the Securities Act of 1933 and listed on the New York Stock Exchange when delivered to SCPG at the closing.

           That notwithstanding, SCPG shall not sell into the public marketplace, during any trading day during the first six months after the closing, shares that exceed in number 15 percent of the average daily trading volume of shares on the New York Stock Exchange during the six full calendar months preceding the trading day in question (for example, the six months consisting of November 1997 through April 1998 for trades during May 1998). This paragraph will not, however, preclude any private sales of shares by SCPG.

           If SCPG does privately sell any or all of the shares during that six-month period, it shall obtain an agreement from the transferee or transferees, reasonably satisfactory to Liberty, that imposes the restrictions specified in the previous paragraph on the transferee or transferees for the balance of that six-month period. For that purpose, SCPG and all such transferees shall allocate, among themselves, the daily 15 percent volume limitations referred to in the previous paragraph. If SCPG submits a proposed transferee agreement to Liberty and Liberty does not object to that agreement within three working days after Liberty receives it, Liberty will be deemed to have approved that agreement.

           SCPG authorizes Liberty to impose stop transfer instructions on the shares in order to enable Liberty to enforce these contractual volume limitations. Liberty shall terminate those instructions six months after the closing. SCPG shall promptly report, to Liberty, any public sales of shares occurring within that six-month period and shall give Liberty reasonable access to such records of SCPG as shall enable Liberty to verify SCPG's compliance with these contractual volume limitations.

LIBERTY'S REPRESENTATIONS
-------------------------

     Liberty represents and warrants to SCPG that:

         its board of directors has approved this agreement and the transaction it describes
         Liberty and the Partnership have obtained any and all other necessary authorizations and consents for this agreement and that transaction under all laws that apply to them and under all agreements and instruments to which any of them is a party when issued to SCPG, the shares SCPG is buying will be duly authorized, validly issued, fully paid, nonassessable, registered under the
         Securities Act of 1933 and listed on the New York
         Stock Exchange

         neither this agreement nor the transaction it describes violates or conflicts with, or confers any rights on any "third" person or entity under, any provision of any charter document of Liberty or the Partnership (for example, a preemptive right) or any agreement or other instrument (for example, an agreement regarding registration rights) to which Liberty or the Partnership is a party as of their respective dates, the registration statement and prospectus (including supplements) under which Liberty is selling the shares to SCPG and Liberty's filings under the Securities
         Exchange Act of 1934 that are incorporated into that registration statement and prospectus (including supplements) contained no untrue statement and complied in all material respects with all requirements of those statutes and the SEC's regulations and forms adopted under those statutes the financial statements included in those filings were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of Liberty as of the dates indicated in those statements and the consolidated results of operations and cash flows of Liberty for the periods indicated in those statements there is no material adverse fact, circumstance or occurrence respecting Liberty's consolidated financial condition, assets, liabilities, operations, business or prospects that is known to Liberty or the Partnership which is not fully disclosed in registration statement, prospectus
         (including supplements) and other filings alluded to previously.

Liberty shall indemnify SCPG and its affiliates and hold them harmless from and against any and all breaches of any of these representations and warranties. That indemnification shall include all attorneys' fees and other costs and expenses of defense.

SCPG'S REPRESENTATIONS
----------------------

     SCPG represents and warrants to Liberty that:

         SCPG has obtained any and all necessary
         authorizations and consents for this agreement and the transaction it describes under all laws that apply to it and under all agreements and instruments to which it is a party neither this agreement nor that transaction violates or conflicts with, or confers any rights on any "third" person or entity under, any charter document of SCPG or any agreement or other instrument to which SCPG is a party

         SCPG is purchasing the shares "solely for the purpose of investment" within the meaning of the rules adopted by the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and

         SCPG is owned, indirectly, by the Ministry of Finance of the Government of Singapore.

SCPG shall indemnify Liberty and its affiliates and hold them harmless from and against any and all breaches of any of these representations and warranties. That indemnification shall include all attorneys' fees and other costs and expenses of defense.

DEFINITION OF UNTRUE STATEMENT
------------------------------

         As used in this letter, "untrue statement" means: (a) a material untrue statement in the document referred to or a material statement in the document that a third party alleges is untrue or (b) an omission from that document or such an omission alleged by a third party, of a material fact required to be stated in the document or necessary to make any statement in the document not misleading in light of the circumstances under which it was made.

CONDITIONS TO SCPG'S OBLIGATION TO CLOSE
----------------------------------------

         SCPG's obligation to close its purchase of Liberty's shares is subject to the following conditions (in addition to the pricing conditions indicated previously):

            all of Liberty's representations and warranties shall be true as though made again as of the closing there shall not have been any material adverse change in the consolidated financial condition, assets, liabilities, operations, business or prospects of Liberty since the date of this letter and counsel to Liberty shall have delivered an opinion to SCPG containing the conclusions indicated on the attachment to this letter.

CONDITIONS TO LIBERTY'S OBLIGATION TO CLOSE

         Liberty's obligation to close its sale of shares to SCPG is subject to the condition that all of SCPG's representations and warranties shall be true as though made again as of the closing.

CLOSING
-------

         The closing shall take place on Thursday, December 11, 1997 or as soon thereafter as is possible. The closing need not be face-to-face. To facilitate that "remote" closing, the parties will accept faxes of signed documents, with originals to follow after the closing.

TERMINATION
-----------

         If Liberty's sale of the shares to SCPG has not closed by Thursday, December 18, 1997, then SCPG alone (if it has not breached this agreement) or Liberty alone (if it has not breached this agreement) may terminate this agreement by sending a written notice to that effect to the other party. Any such termination shall be without prejudice to the terminating party's right to claim damages for breach of this agreement.

MISCELLANEOUS
-------------

         If SCPG or Liberty sues the other regarding any aspect of this agreement or the transaction it describes, the party that does not substantially prevail in that action shall reimburse the other party for all of the latter's costs and expenses of that litigation, including its attorneys' fees. Any notices under this agreement must be hand delivered to the addresses and persons (or faxed to the fax numbers and persons) indicated at the beginning and end of this letter.

                    *      *      *

         If this letter accurately describes our understanding, please sign the enclosed copy of this letter and return it to George Alburger.

                               Very truly yours,


                               /s/ GEORGE J. ALBURGER, JR.
                               -----------------------------
                               BY: George J. Alburger, Jr.
                                   Chief Financial Officer
                                   for Liberty Property Trust
                                   65 Valley Stream Parkway
                                   Suite 100
                                   Malvern, Pennsylvania 19355
                                   Fax No. 610-644-4129


Accepted and agreed on December 11, 1997:



/s/ SCOTT PETERSON
-------------------------------------------
for SCPG Holdings Pte. Ltd.


/S/ GUY TCHEAU
-------------------------------------------
for SCPG Holdings Pte. Ltd.

                        CLOSING OPINION
                        ---------------

Set forth below are the opinions to be rendered by counsel for Liberty. The opinions may be rendered subject to customary qualifications. In addition, counsel may rely on written certificates of officers of Liberty as to matters of fact.

References here to the "agreement" are to the letter agreement.
Other terms used here (for example, "Liberty" and "shares") have the meanings given them in that agreement.



       1. Liberty has all requisite trust power and trust authority to enter into and perform the agreement, to own its assets and to carry on its business as, to counsel's knowledge, that business is conducted.

       2. The agreement has been duly authorized by all necessary trust action on the part of Liberty and has been duly signed and delivered by Liberty.

       3. The agreement constitutes a valid and binding obligation of Liberty enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other laws relating to or affecting creditors' rights generally and except as enforcement may be limited by general principles of equity.

       4. When issued in accordance with the agreement, the shares will be duly authorized, validly issued, fully paid, nonassessable and, except for the sale limitations imposed by the agreement, free and clear of adverse claims.



                             *      *      *